UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2010

NovaRay Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52731	16-1778998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39655 Eureka Drive, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 619-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2010, NovaRay Medical, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Vision Opportunity Master Fund, Ltd. (“VOMF”), BioBridge LLC (“BioBridge”) and Triple Ring Technologies, Inc. (“Triple Ring”) pursuant to which (i) VOMF purchased a Series A-1 senior secured 10% convertible note (“Series A-1 Notes”) in the principal amount of $1,075,000 and a Warrant to purchase up to 716,666 shares of the Company’s Common Stock, (ii) BioBridge purchased a Series A-1 Note in the principal amount of $225,000 and a Warrant to purchase 150,000 shares of the Company’s Common Stock and (iii) Triple Ring purchased a Series A-2 senior secured 10% note (the “Series A-2 Note” and collectively with the Series A-1 Notes, the “Notes”) in the principal amount of up to $208,000.

Under the Purchase Agreement, the Company may issue and sell from March 11, 2010 until June 30, 2010 additional Series A-1 Notes (and Warrants to purchase up to the number of shares of the Company’s Common Stock equal to the principal amount of the additional Series A-1 Note times 2/$3, rounded to the nearest whole share) having an aggregate principal amount of up to $1,200,000. The Company granted to VOMF a right of first offer to purchase any additional Series A-1 Notes and Warrants.

The Series A-2 Note provides the Company with a line of credit of up to $208,000 which may be drawn down by the Company at each date and in such amounts as set forth in the Purchase Agreement. At the time of each draw-down of the Series A-2 Note, a Warrant to purchase up to the number of shares of the Company’s Common Stock equal to the principal amount of the draw-down times 2/$3, rounded to the nearest whole share, will be issued to Triple Ring.

Unless otherwise converted into shares of Qualified Financing Stock (as defined in the Purchase Agreement), the outstanding principal balance and all accrued and unpaid interest on the Series A-1 Notes shall be due and payable on June 30, 2010. The outstanding principal balance and all accrued and unpaid interest on the Series A-2 Note shall be due and payable on June 30, 2010. The Notes are secured by a security agreement entered into on March 11, 2010 between the Company and Vision Capital Advisors, LLC, in its capacity as the collateral agent for the benefit of the holders of the Notes (the “Collateral Agent”). The outstanding principal balance of each Note shall bear interest, at a rate per annum equal to ten percent (10%). Upon the occurrence of an Event of Default (as defined in the Note), the Company will pay interest, on demand, at a new rate of the lesser of fifteen percent (15%) and the maximum applicable legal rate per annum. If an Event of Default shall have occurred and shall be continuing, the holder of the Note may at any time, at its option declare the entire unpaid principal balance, together with all accrued interest, due and payable; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1(c) or (d) of the Notes, the outstanding principal balance and accrued interest shall be automatically due and payable.

The Warrants expire March 31, 2015 and are exercisable at any time prior to such date.

Pursuant to the Purchase Agreement, as soon as practicable after the date of the Agreement, the members of the Board of the Directors of the Company shall be reconstituted so that: (a) three (3) of the seven (7) members of the Board of Directors of the Company shall be Carl Kleidman and two (2) other persons designated by VOMF, but only until such time as the holders of a majority of the then outstanding Series B-1 Convertible Participating Preferred Stock (“Series B-1 Preferred Stock”) shall have exercised their right to appoint a majority of the members of the Board of Directors of the Company pursuant to Section 3(b) of the Certificate of Designation of the Series B-1 Preferred Stock of the Company.

On March 11, 2010, the Company entered into separate Exchange Agreements with VOMF and Vision Capital Advantage Fund, L.P. (“VCAF”) to exchange 1,445,247 shares, and 311, 777 shares of the

Company’s Series B Convertible Participating Preferred Stock (“Series B Preferred Stock”), respectively, for an equivalent number of shares of the Company’s Series B-1 Preferred Stock. To the extent any holder of the Company’s Series B Convertible Preferred Stock has any rights under the Series B Preferred Stock and Warrant Purchase Agreement dated as of October 27, 2009 (the “Series B Purchase Agreement”), such rights shall apply mutatis mutandis to the Company’s Series B-1 Preferred Stock.

On March 11, 2010, the Company entered into an Amendment to the Professional Services Agreement between the Company and Triple Ring Technologies, Inc. dated December 19, 2007 (the “Amended Professional Services Agreement”) and a Statement of Work pursuant to the Amended Professional Services Agreement for the provision of certain development services. A portion of the compensation payable by the Company for such services shall be payable by a draw-down on the Series A-2 Note.

On March 11, 2010, the Company issued to VOMF a Series B warrant (the “Series B Warrant”) to purchase 1,833,333 shares of the Company’s Common Stock in consideration of the settlement of all claims relating to the issuance of warrants in connection with the conversion of Senior Secured 12% Convertible Bridge Notes dated as of July 2, 2009 held by VOMF for Series B Preferred Stock of the Company issued pursuant to the terms of the Series B Purchase Agreement. The Series B Warrant expires October 27, 2014 and is exercisable at any time prior to such date at an exercise price of $1.50 per share.

VOMF and VCAF are holders of the Company’s Series B-1 Preferred Stock and warrants to purchase shares of the Company’s Common Stock. BioBridge LLC is a holder of the Company’s Series A-1 Preferred Stock and warrants to purchase shares of the Company’s Common Stock. Triple Ring is wholly-owned by certain officers, directors and shareholders of the Company.

The foregoing description of the Purchase Agreement, the Series A-1 Notes, the Series A-2 Notes, the Warrants, the Security Agreement, the Exchange Agreement with VOMF, the Exchange Agreement with VCAF, the Amendment to Professional Services Agreement and the Series B Warrant is qualified in its entirety by reference to the Purchase Agreement, the Form of Series A-1 Note, Form of Series A-2 Note, the Form of Warrants, the Security Agreement, the Exchange Agreement with VOMF, the Exchange Agreement with VCAF the Amended Professional Services Agreement and the Form of Series B Warrant filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 hereto, respectively, and each is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference in this Item 2.03 in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 with respect to the Purchase Agreement, the Notes and Warrants issued thereunder, the Series B Warrant, the Exchange Agreements and the Series B-1 Preferred Stock issued thereunder is incorporated by reference in this Item 3.02 in its entirety. The Notes, the Warrants and the Series B Warrant were issued in reliance upon the exemptions from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. In issuing the Notes and the Warrants, the Company relied upon the representations and warranties of VOMF, BioBridge and Triple Ring in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D. The shares of Series B-1 Preferred Stock were issued in reliance upon the exemptions from the registration requirements under the Securities Act pursuant to Section 3(9) thereof.

The Series B-1 Preferred Stock is convertible pursuant to the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock (the “Certificate of Designation”) into a number of fully paid and non-assessable shares of Common Stock of the Company equal to the quotient of: (a) $15.00, plus any unpaid dividends thereon, divided by (b) the Conversion Price (as defined in the Certificate of Designation). Each holder of Series B-1 Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of Common Stock of the Company into which the shares of Preferred Stock of such holder are convertible into as of the applicable record date.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 15, 2010, Jun Shik Yu, 42, was appointed as Chief Financial Officer of the Company. Prior to joining the Company, Mr. Yu was an independent consultant to various technology companies from March 2009 to March 2010. From 2004 to 2009, Mr. Yu was employed as a senior manager in the audit and assurance practice of PricewaterhouseCoopers LLP, a global accounting firm. From 2003 to 2004, Mr. Yu was employed as a manager in the assurance practice with Ernst & Young LLP, a global accounting firm. Mr. Yu began his professional career in 1998 as a financial auditor with PricewaterhouseCoopers LLP.

Mr. Yu holds a M.B.A degree from California State University at San Jose and a Bachelor’s degree in Economics from University of California at Davis. Mr. Yu is a certified public accountant in the State of California.

(e) On March 11, 2010, the Company entered into a second amendment to Executive Employment Agreement with Marc Whyte and a second amendment to Executive Employment Agreement with Edward Solomon (the “Amendments to Employment Agreements”). Pursuant to the Amendments to Employment Agreements, until the receipt of gross proceeds from equity or debt or other financing obtained by the Company of at least $5,000,000 in the aggregate after July 7, 2009, eighty percent (80%) of the Base Salary (as defined therein) less applicable withholdings, shall be paid in accordance with the Company’s regularly established payroll practice. The remaining twenty percent (20%) of the Base Salary less applicable withholdings, shall be paid in the event of (i) a receipt of such gross proceeds, (ii) a termination of employment by the Company without Cause (as defined therein) or (iii) a termination of employment by Executive (as defined therein) for Good Reason (as defined therein) but in no event later than March 15 of the year following the year of each applicable semi-annual pay period. After the receipt of such gross proceeds, the Base Salary shall be paid in accordance with the Company’s regularly established payroll practice.

Pursuant to each of the Amendments to Employment Agreements, in the event the Company receives aggregate gross proceeds not less than $5,000,000 after July 7, 2009 and prior to December 31, 2010 (excluding proceeds from funds managed by Vision Capital Advisors, LLC) from equity financings, incentive compensation will be initially based on a percentage of Base Salary listed in Table 1 therein taking into account the amount raised, the pre-money valuation of the Company and the date by which such amount is raised. In the event the Company receives such gross proceeds from straight debt financings, such compensation will be initially based on a percentage of Base Salary listed in the $42.5M pre-money valuation row in Table 1 therein. In the event the Company receives such gross proceeds from convertible debt financings, such compensation will be initially based on a percentage of Base Salary listed in Table 1 therein taking into account the amount raised, the pre-money valuation assuming conversion of such convertible debt and the date by which such amount is raised. Such incentive compensation may be payable in either (i) cash or (ii) a combination of cash and up to 30% to 70% of such incentive compensation in incentive stock options issued pursuant to the Company’s 2008 Stock Incentive Plan in lieu of cash with the value of such options determined by the Black Scholes valuation method used by the Company to value stock options in its audited financial statements. In the event of the liquidation, dissolution or winding up of the affairs of the Company (including in connection with a permitted sale of all or substantially all of the Company’s assets or in connection with a liquidation, dissolution or winding up of the affairs of the Company described in Section 4 of the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock of the Company), whether voluntary or involuntary, the Company shall pay Marc Whyte 3.75%, and Edward Solomon 2.5%, of the Series B-1 Liquidation Preference Amount (as defined in the Company’s Certificate of Designation of the of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock) after an amount equal to the original purchase price of the Company’s Series B-1 Preferred Stock then outstanding is paid to the holders of such Series B-1 Preferred Stock (the “Sale Bonus”); provided that such Executive is employed with the

Company sixty (60) days prior to such liquidation, dissolution or winding up. On March 11, 2010, the Company also granted Marc Whyte and Edward Solomon a stock option to purchase 1,757,441 and 1,171,627 shares of the Common Stock of the Company, respectively, at an exercise price of equal to the Exercise Price (as defined in the stock option) and a warrant to purchase 833,038 and 555,359 shares of the Company’s Common Stock, respectively, at an exercise price equal to the Warrant Price (as defined in the warrants) then in effect. The options shall expire March 11, 2020 and the warrants shall expire March 11, 2015. Prior to the completion of any future financings, the Board of Directors of the Company will convene for purposes of increasing the number of stock options through additional issuances to the target percentage of 6.0% in the case of Marc Whyte, and 4.0% in the case of Edward Solomon, of the outstanding as converted securities of the Company (including common stock plus convertible preferred stock of the Company on an as converted basis), after such new financing and increasing the amount of warrants through additional issuances to the target percentage of 7.5% in the case of Marc Whyte, and 5.0% in the case of Edward Solomon, of the issued and outstanding warrants of the Company, after such new financing. In the event of termination without Cause, the Executive will receive the Standard Entitlements (as defined therein) plus the following: (a) twelve (12) months of Base Salary, payable in the form of salary continuation, and twelve (12) months of health care benefits and (b) the vesting of any stock options held at the time of such termination will accelerate as to the shares that would have vested as of the date twenty-four (24) months from the termination date.

The foregoing description of the second amendment to Executive Employment Agreement with Marc Whyte and the second amendment to Executive Employment Agreement with Edward Solomon is qualified in its entirety by reference to the second amendment to Executive Employment Agreement with Marc Whyte and the second amendment to Executive Employment Agreement with Edward Solomon filed as Exhibit 10.10 and 10.11 hereto, respectively, and each is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2010, the Company filed a Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock to create a series of preferred stock of the Company, to be named “Series B-1 Convertible Participating Preferred Stock,” consisting of 1,870,000 shares, which series shall have the designations, powers, preferences and rights and the qualifications, limitations and restrictions provided in such Certificate of Designation.

The foregoing description of the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock is qualified in its entirety by reference to the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock

10.1	Note and Warrant Purchase Agreement by and among NovaRay Medical, Inc. and the Purchasers (as defined therein) dated as of March 11, 2010

10.2	Form of Series A-1 Senior Secured 10% Convertible Note

10.3	Form of Series A-2 Senior Secured 10% Convertible Note

10.4	Form of Warrant to Purchase Shares of Common Stock

10.5	Security Agreement by and between NovaRay Medical, Inc. and Vision Capital Advisors, LLC dated as of March 11, 2010

10.6	Exchange Agreement with Vision Opportunity Master Fund, Ltd. dated as of March 11, 2010

10.7	Exchange Agreement with Vision Capital Advantage Fund, L.P. dated as of March 11, 2010

10.8	Amendment to Professional Services Agreement between NovaRay Medical, Inc. and Triple Ring Technologies, Inc. dated as of March 11, 2010

10.9	Form of Series B Warrant

10.10	Second Amendment to Executive Employment Agreement with Marc Whyte dated as of March 11, 2010

10.11	Second Amendment to Executive Employment Agreement with Edward Solomon dated as of March 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Dated: March 19, 2010	By:	/s/ Marc C. Whyte
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Participating Preferred Stock

10.1	Note and Warrant Purchase Agreement by and among NovaRay Medical, Inc. and the Purchasers (as defined therein) dated as of March 11, 2010

10.2	Form of Series A-1 Senior Secured 10% Convertible Note

10.3	Form of Series A-2 Senior Secured 10% Convertible Note

10.4	Form of Warrant to Purchase Shares of Common Stock

10.5	Security Agreement by and between NovaRay Medical, Inc. and Vision Capital Advisors, LLC dated as of March 11, 2010

10.6	Exchange Agreement with Vision Opportunity Master Fund, Ltd. dated as of March 11, 2010

10.7	Exchange Agreement with Vision Capital Advantage Fund, L.P. dated as of March 11, 2010

10.8	Amendment to Professional Services Agreement between NovaRay Medical, Inc. and Triple Ring Technologies, Inc. dated as of March 11, 2010

10.9	Form of Series B Warrant

10.10	Second Amendment to Executive Employment Agreement with Marc Whyte dated as of March 11, 2010

10.11	Second Amendment to Executive Employment Agreement with Edward Solomon dated as of March 11, 2010